SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    December 4, 2001
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                        PLANET ENTERTAINMENT CORPORATION
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               (Exact name of registrant as specified in charter)


                                     FLORIDA
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                 (State or other jurisdiction of incorporation)


         0-29776                                      33-0471728
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(Commission file number)                   (IRS employer identification no.)


                        7 Simmons Lane, Menands, NY 12204
                    (Address of principal executive offices)


Registrant's telephone number, including area code   518-432-5560
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          (Former name or former address, if changed since last report)
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Item 3.  Bankruptcy Or Receivership

         On November 30, 2001, Planet Entertainment Corporation ("Planet") and its wholly-owned subsidiary, Northeast One Stop, Inc. (the "Subsidiary"), filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Code") with the United States Bankruptcy Court for the Northern District of New York, seeking reorganization under Chapter 11, thereby commencing bankruptcy Case Number 0117517 for Planet, and Case Number 0117518 for the Subsidiary. Planet and the Subsidiary's respective bankruptcy cases have been assigned to Judge Robert Littlefield. Planet and the Subsidiary are operating as debtors and debtors-in-possession under the Code.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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         (c)      Exhibits.

                  99.  Press Release dated December 4, 2001 of the Registrant.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PLANET ENTERTAINMENT CORPORATION
                                    (Registrant)


Dated: December 4, 2001             By: /s/ John S. Arnone
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                                       John S. Arnone
                                       President and CEO

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